LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED OCTOBER 24, 2007

TO THE PROSPECTUS DATED DECEMBER 31, 2006

AND THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 16, 2007 OF

CITI INSTITUTIONAL ENHANCED INCOME FUND

Effective December 1, 2007, the following text amends the Fund’s currently effective prospectus and statement of additional information:

Main Investment Strategies

Under normal circumstances, the Fund’s assets will consist of money market instruments and other short-term debt securities that are rated in the highest short-term rating category for debt obligations (these investments may include commercial paper rated Prime-1 by Moody’s, A-1 by Standard & Poor’s, or F-1 by Fitch), and other longer term debt obligations rated at least A3 by Moody’s, A- by Standard & Poor’s, or A- by Fitch. Asset-backed securities purchased by the Fund will generally be rated Aaa by Moody’s, AAA by Standard & Poor’s, or AAA by Fitch. With respect to any type of security, the Fund may also invest in unrated securities that the Fund’s Subadviser determines are of comparable quality to rated securities in which the Fund might otherwise invest.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

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